EXHIBIT 10.3


                                                                  EXECUTION COPY


                     PIGGYBACK REGISTRATION RIGHTS AGREEMENT


         THIS PIGGYBACK REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of September ___, 2004 by and between INTERNATIONAL CARD ESTABLISHMENT, INC., a Delaware corporation ("ICE"), and the holders of capital stock of NEOS MERCHANT SOLUTIONS, INC., a Delaware corporation ("NEOS"), listed on SCHEDULE A attached hereto (the "STOCKHOLDERS").

         WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of the ___ day of September, 2004 by and among ICE, ICE Sub Inc., a Nevada corporation and wholly owned subsidiary of ICE ("ICE SUB") and NEOS, ICE is acquiring all of the outstanding shares of NEOS by way of the merger of NEOS with and into ICE Sub, with ICE Sub as the surviving entity (the "MERGER"), and the Stockholders will receive, pursuant to the Merger, shares of ICE common stock and securities which are convertible into ICE common stock (together, the "SHARES"), $0.0005 par value per share ("COMMON STOCK"); and

         WHEREAS, in connection with the issuance of the Shares in the Merger, ICE and the Stockholders desire to provide for the rights of the Stockholders with respect to the registration of the Shares according to the terms of this Agreement.

                  NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. DEFINITIONS.

     (a) The term "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (b) The term "STOCKHOLDER" means any person owning or having the right to acquire Registrable Securities.

     (c) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     (d) The term "REGISTRABLE SECURITIES" means (i) the Shares and (ii) Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's registration rights are not assigned; provided, however, that any shares previously sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the Securities Act shall cease to be Registrable Securities.

     (e) The term "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.


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     2. PIGGYBACK REGISTRATION.

     If (but without any obligation to do so) prior to the termination of ICE's obligations hereunder as set forth in Section 7 hereof, ICE proposes to register (including for this purpose a registration effected by ICE for stockholders) any of its Common Stock held under the Securities Act in connection with a firmly underwritten public offering which includes (i) any Common Stock held by an director or officer or (ii) any Common Stock held by a stockholder of ICE who received such shares of Common Stock in connection with ICE's acquisition of assets, capital stock or voting power of another corporation, through merger, consolidation or otherwise, ICE shall, at such time, promptly give each Stockholder written notice of such registration. Upon the written request of the Stockholder given within 20 days after mailing of such notice by ICE in accordance with Section 8(b) of this Agreement, ICE shall, subject to the provisions of Section 5 hereof, cause to be registered under the Securities Act all of the Registrable Securities that each such Stockholder has requested to be registered. In connection with any offering involving an underwriting of shares of Common Stock, ICE shall not be required under this Section 2 to include any of the Stockholders' Registrable Securities in such underwriting unless such Stockholder accepts the terms of the underwriting as agreed upon between ICE and the underwriters selected by it, and then only in such quantity as will not, in the good faith opinion of the underwriters, jeopardize the success of the offering by ICE. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by ICE that the underwriters reasonably believe compatible with the success of the offering, then ICE shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering. Subject to any contractual rights of other selling stockholders, the securities so included shall be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders, but in no event shall any shares being sold by a stockholder exercising a demand registration right be excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Stockholder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Stockholder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

     3. OBLIGATIONS OF ICE.

     Whenever required under this Agreement to effect the registration of any Registrable Securities, ICE shall, as expeditiously as reasonably possible, as applicable:

     (a) Use reasonable efforts to cause any registration statement with respect to which such Registrable Securities may be included to become effective.


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     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the Securities Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Stockholders covered by such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities.

     (d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Stockholders thereof, provided that ICE shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) Notify each Stockholder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     4. PROVISION OF INFORMATION.

     It shall be a condition precedent to the obligations of ICE to take any action pursuant to this Agreement that the Stockholders shall furnish to ICE such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

     5. EXPENSES.

     ICE shall bear and pay all expenses incurred by ICE in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2 hereof for each Stockholder thereof, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, fees and disbursements of counsel for ICE, blue sky fees and expenses, including fees and disbursements of counsel related to all blue sky matters, the expenses of providing materials pursuant to Section 3(b) hereof, but excluding all underwriting discounts and commissions relating to Registrable Securities, which shall be borne by the Stockholders.

     6. ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights of any Stockholder pursuant to this Agreement may not be assigned.


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     7. TERMINATION OF REGISTRATION RIGHTS.

     ICE's obligations pursuant to this Agreement shall terminate as to any Stockholder of Registrable Securities on the earlier to occur of (a) the first
(1st) anniversary of the date of issuance of the Shares under the Merger Agreement and (b) such time when all Registrable Securities held by the Stockholder may be sold pursuant to Rule 144 under the Securities Act during any three-month period.

     8. MISCELLANEOUS.

     (a) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     (b) NOTICES. Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telecopier (with receipt confirmed and promptly confirmed by personal delivery, U.S. first-class mail or carrier), or overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

                  If to ICE:

                  International Card Establishment, Inc.
                  300 Esplanade Drive, 19th Floor
                  Oxnard, CA 93030

                  with a copy to:

                  Ronald J. Stauber, Esq.
                  1880 Century Park East
                  Suite 300
                  Los Angeles, CA 90067

                  If to the Stockholders:

                  To the address and/or telecopier listed on SCHEDULE A attached hereto.

     (c) WAIVERS. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom such waiver is sought to be enforced. No waiver by either party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.


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     (d) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     (e) ENTIRE AGREEMENT; AMENDMENTS.

          (i) Except as otherwise provided herein or in the Merger Agreement, this Agreement contains the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.

          (ii) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of ICE and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and ICE.

     (f) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California (irrespective of its choice of law principles).

     (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (h) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Any reference in this Agreement to a statutory provision or rule or regulation promulgated thereunder shall be deemed to include any similar successor statutory provision or rule or regulation promulgated thereunder.


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


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     INTERNATIONAL CARD ESTABLISHMENT, INC.


                                     By_________________________________________

                                     Name_______________________________________

                                     Title______________________________________



                                     HOLDER


                                     By_________________________________________

                                     Name_______________________________________

                                     Title______________________________________

                                   SCHEDULE A


NAME                          ADDRESS                CITY, STATE           ZIP

Daniel Viscount III

Hugh Wain Swapp

Charles A.P. Christianson

Daniel Viscount

Pardiss, LLC

Gary W. Beadle

Geoffrey M. Kotzbach

Will Simoneaux

Binoye Jos

Stafford Smith

Randy Simoneaux

Tom DeBord

Fred Joachim

David Simoneaux and
Janice E. Beutler JTWROS


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